SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20552


                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


                                 August 15, 2005
                ------------------------------------------------
                Date of Report (Date of earliest event reported)


                             KEARNY FINANCIAL CORP.
                ------------------------------------------------
             (Exact name of Registrant as specified in its Charter)


       United States                 0-51093              22-3803741
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(State or other jurisdiction        (File No.)        (IRS Employer
 of incorporation)                                    Identification Number)


120 Passaic Avenue, Fairfield, New Jersey                       07004
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(Address of principal executive offices)                      (Zip Code)


Registrant's telephone number, including area code:   (973) 244-4500
                                                   --------------------


                                 Not Applicable
          -------------------------------------------------------------
          (Former name or former address, if changed since last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act

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                             KEARNY FINANCIAL CORP.

                      INFORMATION TO BE INCLUDED IN REPORT
                      ------------------------------------

ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT
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     On August 15, 2005,  the Board of Directors  of the  Registrant  approved a
life  insurance   program  for  officers  and  directors  of  the   Registrant's
wholly-owned subsidiary, Kearny Federal Savings Bank (the "Bank").

     The program for directors provides that a $500,000 death benefit to a director's beneficiary will be payable as follows:

o    upon the death of the director while serving on the Board;
o    upon death following retirement after age 70;
o upon death following retirement after age 60 with the sum of age and service being at least 75; or
o upon death following termination of service at any time after a Change of Control (as defined in the agreement) of the Bank.

     Each director's life insurance agreement will be effective upon the Bank securing a life insurance policy on the life of such director.

     The program for executives provides that a death benefit equal to 200% times the executive's highest annual base salary (not including bonus, equity compensation, deferred compensation or any other forms of compensation) in effect at the Bank at any time during the final three calendar years of the executive's employment, not to exceed $1.5 million, will be payable to an executive's beneficiary as follows:

o    upon the death of the officer while employed with the Bank;
o    upon death following retirement after age 62;
o upon death following retirement after age 55 and with the sum of age and service being at least 70; or
o upon death following termination of employment at any time after a Change of Control (as defined in the agreement) of the Bank.

     Each executive's life insurance agreement will be effective upon the Bank securing a life insurance policy on the life of such executive.

     Copies of the Form of Kearny Federal Savings Bank Director Life Insurance Agreement and the Form of Kearny Federal Savings Bank Executive Life Insurance Agreement are included with this Form 8-K as exhibits.

ITEM 9.01 FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS
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    Exhibit                                 Description
                                            -----------
    Number
    ------

     10.1 Form of Kearny Federal Savings Bank Director Life Insurance Agreement
     10.2 Form of Kearny Federal Savings Bank Executive Life Insurance Agreement

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                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.



                                     KEARNY FINANCIAL CORP.


Date: August 18, 2005           By:  /s/ John N. Hopkins
                                     -------------------------------------------
                                     John N. Hopkins
                                     President and Chief Executive Officer